Exhibit 10.24.1
AMENDMENT TO
MACY’S, INC. DEFERRED COMPENSATION PLAN
The Macy’s, Inc. Deferred Compensation Plan (the “Plan”) is hereby amended, effective as of April 1, 2014, in the following respects.
1.    Subsection 3.2 of the Plan is amended in its entirety to read as follows.
3.2    Special Rules of Eligibility for Newly Eligible Participant. As a special eligibility rule, if an Employee is not eligible to participate in the Plan with respect to a Plan Year (for purposes of this subsection 3.2, the “subject Plan Year”) under the terms of subsection 3.1 hereof, but he or she meets all of the conditions set forth in subsection 3.2(a) hereof with respect to a calendar quarter that falls in the subject Plan Year (for purposes of this subsection 3.2, the “subject Plan Year quarter”), then Macy’s may in its discretion designate that the Employee shall be eligible to actively participate in the Plan, and hence shall be considered an “Eligible Employee” in the Plan, for the period (for purposes of this subsection 3.2, the “subject Plan Year period”) that begins on the first day of the subject Plan Year quarter and ends on the last day of the subject Plan Year.
(a)    The conditions that must be met by the Employee with respect to the subject Plan Year quarter in order for Macy’s to designate the Employee as an Eligible Employee for the subject Plan Year period pursuant to the preceding terms of this subsection 3.2 are the following:
(1)    the Employee has, prior to the start of the subject Plan Year quarter, both been credited with a year of Eligibility Service (as defined in and determined under the Macy’s 401(k) Plan) and attained at least age 21;
(2)    the sum of the Employee’s annual rate of Basic Salary in effect as of the pay determination date that applies to the subject Plan Year quarter (as determined under the provisions of subsection 3.2(b) hereof) and the Employee’s targeted bonus under the Macy’s Annual Incentive Plan for the Fiscal Year in which such pay determination date falls exceeds the Tax-Qualified Plan Annual Compensation Limit that applies to the calendar year in which the subject Plan Year quarter falls;
(3)    he or she is an Employee at the start of the subject Plan Year quarter;
(4)    prior to the start of the subject Plan Year quarter, he or she has never been eligible to participate in the Plan (or in any other plan of the Company that is treated as a single plan with the Plan under the provisions of Section 1.409A-1(c)(2) of the Treasury Regulations); and

(5)    he or she represents to the Committee by the start of the subject Plan Year quarter that his or her tax year for federal income tax purposes is a calendar year.
(b)    For purposes of subsection 3.2(a)(2) hereof, the “pay determination date” that applies to the subject Plan Year quarter means a date (i) that occurs in the 90-consecutive day period that ends on the date that immediately precedes the first day of the subject Plan Year quarter and (ii) that is chosen by Macy’s to be used for purposes of determining the Employee’s eligibility to become a Participant in the Plan.
(c)    For purposes of the provisions of subsection 3.2(a)(4) hereof, if, prior to the start of the subject Plan Year quarter, the Employee had been eligible to participate in the Plan (or in any other plan of the Company that is treated as a single plan with the Plan under the provisions of Section 1.409A-1(c)(2) of the Treasury Regulations), but had ceased being eligible to participate in the Plan (and, to the extent applicable, in every such other plan), other than for an accrual of earnings and regardless of whether all amounts deferred under the Plan (and, to the extent applicable, under each such other plan) have been paid, the Employee shall be treated as being first eligible to participate in the Plan on the first day of the subject Plan Year quarter (and to have never previously been eligible to participate in any other plan of the Company that is treated as a single plan with the Plan under the provisions of Section 1.409A-1(c)(2) of the Treasury Regulations) provided that (and only if) the Employee has not been eligible to participate in the Plan (or in any such other plan), other than for the accrual of earnings, at any time in the 24-month period ending on the first day of the subject Plan Year quarter.
2.    Subsection 4.1(a) of the Plan is amended by adding to the end thereof new subparagraphs (3) and (4) reading as follows.
(3)    Notwithstanding the foregoing subparagraphs of this subsection 4.1(a), if the Employee first becomes eligible to participate in the Plan on the first day of the subject Plan Year (and if the Employee had never previously been eligible to participate in any other plan of the Company that is treated as a single plan with the Plan under the provisions of Section 1.409A-1(c)(2) of the Treasury Regulations), and if no deferral election is in effect for the Employee under the foregoing subparagraphs of this subsection 4.1(a) as of the start of the subject Plan Year, then the Employee shall still be entitled to make a deferral election in accordance with the provisions of subsection 4.1(a)(1) hereof up to but not after the 30th day after the first day of the subject Plan Year. Any such deferral election shall be irrevocable and may not be changed or terminated for the remainder of the subject Plan Year. Notwithstanding the foregoing subparagraphs of this subsection 4.1(a), if the Employee makes a deferral election under this subsection 4.1(a)(3) after the day that is the deadline day as to the subject Plan Year under the provisions of subsection 4.1(a)(1), then: (i) such deferral election, to the extent it purports to apply to Basic Salary that is otherwise payable to him or her for services performed in the subject

Plan Year, shall apply only to his or her Basic Salary otherwise payable for services performed in the portion of the subject Plan Year that does not include any pay period that begins before such deferral election is filed by the Employee with a Plan representative; and (ii) such deferral election, to the extent it purports to apply to an Incentive Award Payment that is otherwise payable to him or her prior to his or her separation from service with the Company (under the Company’s normal payment policies under the Macy’s Annual Incentive Plan) and for services performed in the Fiscal Year that begins within the subject Plan Year, shall only so apply if such Fiscal Year begins after such deferral election is filed by the Employee with a Plan representative.
(4)    For purposes of the provisions of subsection 4.1(a)(3) hereof, if, prior to the start of the subject Plan Year, the Employee had been eligible to participate in the Plan (or in any other plan of the Company that is treated as a single plan with the Plan under the provisions of Section 1.409A-1(c)(2) of the Treasury Regulations), but had ceased being eligible to participate in the Plan (and, to the extent applicable, in every such other plan), other than for an accrual of earnings and regardless of whether all amounts deferred under the Plan (and, to the extent applicable, under each such other plan) have been paid, the Employee shall be treated as being first eligible to participate in the Plan on the first day of the subject Plan Year (and to have never previously been eligible to participate in any other plan of the Company that is treated as a single plan with the Plan under the provisions of Section 1.409A-1(c)(2) of the Treasury Regulations) provided that (and only if) the Employee has not been eligible to participate in the Plan (or in any such other plan), other than for the accrual of earnings, at any time in the 24-month period ending on the first day of the subject Plan Year.
3.    Subsection 4.1(b) of the Plan is amended in its entirety to read as follows.
(b)    Special New Eligible Employee Rules for Deferral Elections. This subsection 4.1(b) applies to any Employee who, under the provisions of subsection 3.2 hereof, is an Eligible Employee with respect to a portion of any Plan Year (for purposes of this subsection 4.1(b), the “subject Plan Year period”).
(1)    Subject to the other subsections of this section 4 and to such administrative rules as the Committee may prescribe, the Eligible Employee may elect for the subject Plan Year period, by completing a deferral agreement and filing such agreement with a Plan representative by and no later than the end of the last day of the calendar month immediately preceding the first day of the subject Plan Year period (with the last day of such preceding calendar month referred to, for purposes of this subsection 4.1(b), as his or her “deadline day”), to defer the receipt of any whole percent (up to but not greater than 50%) of his or her Basic Salary that is otherwise payable to him or her for services performed in the subject Plan Year period.
(2)    Subject to the other subsections of this section 4 and to such administrative rules as the Committee may prescribe, the Eligible Employee may change, or terminate and thereby void, any deferral election that he or she has made for the subject Plan Year period under the provisions of subsection 4.1(b)(1) hereof, by completing another appropriate agreement and filing such agreement with a Plan representative, up to but not after the end of his or her deadline day. At the end of his or her deadline day, whatever deferral election (or lack of deferral election) he or she then has in effect shall become irrevocable for the subject Plan Year period.
(3)    Notwithstanding the foregoing subparagraphs of this subsection 4.1(b), if no deferral election is in effect for the Employee under the foregoing subparagraphs of this subsection 4.1(b) as of the start of the subject Plan Year period, then the Employee shall still be entitled to make a deferral election in accordance with the provisions of subsection 4.1(b)(1) hereof up to but not after the 30th day after the first day of the subject Plan Year period. Any such deferral election shall be irrevocable and may not be changed or terminated for the remainder of the subject Plan Year period. Notwithstanding the foregoing subparagraphs of this subsection 4.1(b), if the Employee makes a deferral election under this subsection 4.1(b)(3) after the day that is the deadline day as to the subject Plan Year period under the provisions of subsection 4.1(b)(1), then such deferral election shall only apply to his or her Basic Salary otherwise payable for services performed in the portion of the subject Plan Year period that does not include any pay period that begins before such deferral election is filed by the Employee with a Plan representative.
IN ORDER TO EFFECT THE FOREGOING PLAN REVISIONS, the sponsor of the Plan hereby signs this Plan amendment.

MACY’S, INC.

By: Joel Belsky

Title: Executive Vice President

Date: March 31, 2014

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